                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made as of the 9th day of April, 2007 by and between Tecumseh Products Company, a Michigan corporation (the "Company") and Tricap Partners II L.P., a Delaware limited partnership (the "Investor").

                                   WITNESSETH:

     WHEREAS, Tricap Partners LLC ("Tricap I") and the Herrick Foundation, a Michigan nonprofit corporation (the "Foundation"), previously entered into the Class A Option Agreement dated November 1, 2006, as amended (the "Foundation A Option"), pursuant to which Tricap I was granted the option to purchase 331,347 shares of Class A Common Stock (the "Foundation Class A Shares");

     WHEREAS, Tricap I and the Foundation previously entered into the Class B Option Agreement dated November 1, 2006 (the "Foundation B Option"), pursuant to which Tricap I was granted the option to purchase 500,000 shares of Class B Common Stock (the "Foundation Class B Shares");

     WHEREAS, Tricap I, the Ray W. Herrick and Hazel M. Herrick Trusts u/a/d February 26, 1949 and February 24, 1956 f/b/o Kenneth Herrick and his descendants (a/k/a Ray W. Herrick and Hazel M. Herrick Trust u/a/d February 26, 1949 and February 24, 1956 f/b/o Todd W. Herrick and his descendants and Ray W. Herrick and Hazel M. Herrick Trust u/a/d February 26, 1949 and February 24, 1956 f/b/o Toni Herrick and her descendants) (the "Trusts") previously entered into the Class A Option Agreement dated November 1, 2006, as amended (the "Trust Option"), pursuant to which Tricap I was granted the option to purchase 168,653 shares of Class A Common Stock (the "Trust Class A Shares");

     WHEREAS, Tricap I has previously transferred the Foundation A Option, the Foundation B Option and Trust Option to the Investor;

     WHEREAS, concurrently with the execution of this Agreement, the Company and the Investor, as lender thereunder, are entering into that certain Amendment No. 2 to Amended and Restated Second Lien Credit Agreement (the "Amendment");

     WHEREAS, concurrently with the execution of this Agreement, the Company is granting a Warrant to Purchase Class A Common Stock (the "Warrant") to Investor pursuant to which the Investor will have the right, in accordance with the terms and subject to the conditions of the Warrant, to purchase 1,390,944 shares of Class A Common Stock (the "Warrant Shares"); and

     WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Amendment.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

     1.   CERTAIN DEFINITIONS.

          As used in this Agreement, the following terms shall have the meanings ascribed to them below:

          "Affiliate" (i) means, with respect to any Person, any other Person directly or indirectly controlling or that is controlled by or is under common control with such Person, each officer, director, general partner or joint-venturer of such Person, and each Person that is the beneficial owner of 5% or more of any class of Voting Stock of such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise and (ii) with respect to any individual, shall also mean the spouse, sibling, child, step-child, grandchild, niece, nephew or parent of such Person, or the spouse thereof.

          "Class A Common Stock" means the Class A Common Stock, $1.00 par value per share, of the Company and any equity securities issued or issuable with respect to the Class A Common Stock in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

          "Class B Common Stock" means the Class B common stock, par value $1.00 per share, of the Company and any equity securities issued or issuable with respect to the Class B Common Stock in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

          "Common Stock" means Class A Common Stock and Class B Common Stock.

          "Conversion Shares" means the shares of Common Stock issued or issuable upon exercise of rights under any or all of the Foundation A Option, the Foundation B Option, the Trust Option or the Warrant.

          "Effective Time" means the date on which the SEC declares the Registration Statement effective or on which the Registration Statement otherwise becomes effective.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Holder" means any holder (including Investor, its assigns or any assigns of a Holder) of Registrable Securities, the Foundation A Option, the Foundation B Option, the Trust Option or the Warrant.

          "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.


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          "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act, as amended, and incorporated by reference therein.

          "Registrable Securities" means any Conversion Shares owned by the Investor and shares of Common Stock issued or issuable, directly or indirectly, with respect to the Common Stock referenced above by way of stock dividend, stock split or combination of shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (ii) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act.

          "Registration Statement" means a registration statement of the Company filed under the Securities Act covering the Registrable Securities, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement, including, without limitation, a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the SEC, filed by the Company pursuant to the provisions of Section 2 of this Agreement.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

     2.   REGISTRATION RIGHTS.

          2.1 Piggyback Registrations.

               (a) Piggyback Registrations. If, at any time, the Company proposes or is required to register any of its equity securities under the Securities Act (other than pursuant to registrations on Form S-4 or Form S-8 or such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger, consolidation or acquisition) on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect), whether or not for its own account, the Company shall give prompt prior written notice (which shall include the number of shares the Company or other holders propose to register and, if known, the name of the proposed underwriter) of its intention to do so to the Investor and each Holder. Upon the written request of any Holder, made within 20 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall use, subject to Sections 2.1(b) and 2.6 hereof, its best efforts to cause all such Registrable Securities to be registered under the Securities Act and included in the securities to be covered by the registration statement proposed to be filed by the Company (a "Piggyback Registration"). There is no limitation on the number of such Piggyback Registrations pursuant to the preceding sentence which the Company is obligated to effect. No registration effected under this Section 2.1(a) shall relieve the Company of its obligations to effect Demand Registrations or registrations pursuant to Section 2.2 hereof.

               (b) Abandonment or Delay. If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company shall give written notice of such determination to the Holders and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of the Investor and Holders with respect to subsequent Piggyback Registrations under this Section 2.1 or Demand Registrations under Section 2.2, and (ii) in the case of a determination to delay registration of such equity securities, shall be permitted to delay the registration of the Registrable Securities that any Holder had requested to be registered in connection with such delayed registration for the same period as the delay in registering such other equity securities.

               (c) The Holders' Right to Withdraw. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.1 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, such Investor shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made, without prejudice, however, to the rights of such Holder with respect to subsequent Piggyback Registrations under this Section
          2.1 or Demand Registrations under Section 2.2 of this Agreement.

          2.2 S-3 Registrations.


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

               (a) S-3 Registrations. If at any time and for so long as the Investor or any Holder owns beneficially or of record any Registrable Securities, the Foundation A Option, the Foundation B Option, the Trust Option or the Warrant, the Company shall, upon the written request (hereinafter an "S-3 Registration Request") of the Investor or any Holder, the Company shall prepare and file a Registration Statement on Form S-3 under the Securities Act, pursuant to Rule 415 under the Securities Act, covering the resale from time to time, of the number of shares of Registrable Securities as such Holders shall request, provided, however, that the aggregate proposed offering price of the Registrable Securities is at least $1,000,000, and the Company shall use its reasonable best efforts to have the Registration Statement declared effective as soon as practicable thereafter (a "Demand Registration"). There is no limitation on the number of Demand Registrations pursuant to this Section 2.2 that the Company is obligated to effect.

               (b) Registration. The Company shall, as expeditiously as possible following an S-3 Registration Request, give written notice of such S-3 Registration Request to all other Holders. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall use all reasonable best efforts to enable it to use Form S-3. If the Company is unable to qualify for Form S-3 after taking such efforts, the Company shall fulfill its obligations hereunder on such other available form of Registration Statement reasonably acceptable to the requesting Holders.

               (c) Postponement. The Company shall be entitled to postpone for up to 30 consecutive days in any calendar year (or 60 days in the aggregate in any calendar year) (the "Maximum Delay Period") the filing of any Registration Statement required to be prepared and filed by it pursuant to this Section 2.2 if (i) the Company is in possession of material non-public information the disclosure of which would have a material adverse effect on the business, operations, prospects, condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole or (ii) the Board of Directors of the Company determines in good faith that a delay in the effectiveness of the Registration Statement, or the Registration Statement ceasing to be effective or a Prospectus thereunder ceasing to be usable, as the case may be, is appropriate due to the occurrence or existence of any material pending corporate development with respect to the Company (each of (i) and (ii) being a "Delay Condition"). The Delay Conditions shall be deemed to no longer exist if (x) in the case of clause (i) above, the Company is no longer in possession of such material non-public information or the Board of Directors of the Company determines in good faith that the disclosure of such material information would not be prejudicial to or contrary to the interest of the Company and (y) in the case of clause (ii) above, the Board of Directors of the Company determines in good faith that such delay or cessation is no longer appropriate. The Company shall give the Holders immediate notice when a Delay Condition is deemed to no longer exist. If the Company shall so postpone the filing of a registration statement, the Holders shall have the right to withdraw the applicable


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

          S-3 Registration Request by giving written notice to the Company within 20 days after receipt of the notice of postponement from the Company. The Company may not postpone the filing of any registration statement more than once in any given calendar year.

               (d) Notice to Holders. Immediately following receipt of any S-3 Registration Request pursuant to Section 2.2(a), the Company shall promptly notify all Holders from whom such S-3 Registration Request has not been received and, as soon thereafter as practicable, shall file a Registration Statement with the SEC and use all reasonable best efforts to have such Registration Statement declared effective under the Securities Act as soon as practicable, so as to permit the public sale in accordance with the method of disposition specified in such S-3 Registration Request (such method of disposition shall be as requested by such Holders of a majority of Registrable Securities included in such S-3 Registration Request received by the Company) of the number of shares of Registrable Securities specified in such S-3 Registration Request (and in all requests for registration received by the Company from other Holders within twenty (20) days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, subject to the covenants, terms and conditions herein, the Company shall designate the managing underwriter of such offering, following consultation and subject to the approval of the Holders of a majority of the Registrable Securities to be included in such offering, which approval shall not be unreasonably withheld or delayed. All Holders providing notice to the Company pursuant to the foregoing must participate in such underwriting and shall enter into an underwriting agreement mutually agreeable to the underwriter or underwriters selected by the Company and each selling Holder, it being understood that if the Investor or a selling Holder disapproves of the terms of any such underwriting, the Investor or such selling Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter in which case the Company shall have no liability for damages to the Investor or any other selling Holder with respect to such inability to reach agreeable terms with the underwriter(s); provided however that such withdrawal will not relieve the Company of its registration obligations hereunder nor waive the right of a Holder to enforce such obligations. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. The Company's registration obligation hereunder shall be deemed satisfied only when a Registration Statement(s) covering all shares of Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting Holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

               (e) Ongoing Obligations. The Company shall use all reasonable best efforts:


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

                    (i) to keep the Registration Statement continuously
               effective in order to permit the Prospectus to be usable by holders for resales of Registrable Securities until the sale under the Registration Statement of all the Registrable Securities registered thereunder (such period being referred to herein as the "Effectiveness Period"); and

                    (ii) after the Effective Time and during the Effectiveness
               Period, promptly upon the request of any Holder, to take any action reasonably necessary to enable such Holder to use the Prospectus for resales of Registrable Securities, including without limitation any action necessary to identify such holder as a selling stockholder in the Registration Statement; provided, however, that nothing in this subparagraph shall relieve such Holder of the obligation to return a completed and signed questionnaire to the Company relating to such Holder in connection with the Registration Statement.

          2.3 Cutbacks; Priority.

               (a) Cutbacks. If the managing underwriter of any underwritten offering pursuant to Section 2.1 shall advise the Holders that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities, then such Holders shall have the right to notify the Company in writing that it has determined that the registration statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such registration statement.

               (b) Priority in Requested Registrations. If the managing underwriter of a registration effected pursuant to Section 2.1 of this Agreement advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering without having an adverse effect on such offering as contemplated by the Holders participating in the registration (including the price at which such Holders propose to sell such Registrable Securities), the Company will: first reduce on a pro rata basis any securities proposed to be included in the registration by persons (other than the Company) other than the Holders; second, if required, reduce on a pro rata basis all Registrable Securities proposed to be included in the registration among the Holders participating in the registration; and third, if required, reduce on a pro rata basis any securities of the Company that the Company had proposed to sell in such registration.

          2.4 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act, the Company shall, as expeditiously as possible:


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

               (a) prepare and file with the SEC a Registration Statement on an registration form of the SEC in accordance herewith for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form (i) shall be selected by the Company in accordance with the terms hereof and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the Holders and such Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its best efforts to cause such Registration Statement to become and remain effective for the Effectiveness Period;

               (b) furnish to each participating Holder and their counsel, no fewer than five (5) business days prior to the initial filing of the Registration Statement, a copy of such Registration Statement, and shall furnish to such Holders and their counsel, no fewer than two (2) business days prior to the filing of any amendment or supplement to the Registration Statement or the Prospectus, a copy of such amendment or supplement and shall use all reasonable best efforts to reflect in each such document when so filed with the SEC such comments as such Holders and their such counsel reasonably may propose; provided, however, that the Company shall make the final decision as to the content of each such document. If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company and such reference is not required by the Securities Act or any similar federal statute, then such Holder shall have the right to require the deletion of the reference to such Holder in such Registration Statement or in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required;

               (c) promptly prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective in accordance herewith and to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of the Registrable Securities;

               (d) furnish, without charge, to the Holders and each underwriter, if any, of the securities covered by such Registration Statement such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits), and the Prospectus included in such Registration Statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents, as the Holders and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holders (the Company hereby consenting to the use in accordance with applicable law of each such Registration Statement (or amendment or post-effective amendment thereto) and each such Prospectus (or preliminary prospectus or supplement thereto) by


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

          the Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Registration Statement or Prospectus;

               (e) use its commercially reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or "blue sky" laws of such jurisdictions as the Holders participating in the registration or any managing underwriter, if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders participating in the registration, or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions (including using its best efforts to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect) except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

               (f) promptly notify the Holders and each managing underwriter, if any: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any state securities authority for amendments or supplements to the Registration Statement or the Prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the Registration Statement, the Prospectus or any amendment related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such Holder and each underwriter, if any, a reasonable number of copies of a Prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and if the notification relates to an event described in clause (iii) or (iv), the Company shall promptly use its reasonable best efforts to prevent the issuance of any stop order


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

          or suspension of the qualification of any Registrable Securities or to obtain the withdrawal of any stop order, if issued, or to cause the qualification of any Registrable Securities to not be suspended;

               (g) comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement and in any event within 16 months thereafter, an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

               (h) cause all such Registrable Securities covered by such Registration Statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange;

               (i) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;

               (j) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

               (k) obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants in customary forms and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriters, if any, and to the Holders participating in the registration and furnish to such Holders and to each underwriter, if any, a copy of such opinion and letter addressed to such Holders (in the case of the opinion) and underwriter (in the case of the opinion and the "cold comfort" letter);

               (l) deliver promptly to the Holders participating in the registration and counsel for such Holders and each underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and any memoranda relating to discussions with the SEC or its staff with respect to the Registration Statement, other than those portions of any such memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by such Holders and by any underwriter, if any, participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant


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

          or other agent retained by such Holders or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement;

               (m) use its reasonable best efforts to promptly obtain the withdrawal of any order suspending the effectiveness of the Registration Statement;

               (n) provide a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement;

               (o) make reasonably available its employees and personnel (including its chief executive officer and chief financial officer) and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's business and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

               (p) promptly, prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after the initial filing of such Registration Statement), provide copies of such document to counsel for the Holders participating in the registration, and to each managing underwriter, if any, and make the Company's representatives reasonably available for discussion of such document and make such changes in such document concerning the Holders prior to the filing thereof as counsel for the Holders or underwriters may reasonably request;

               (q) furnish to the Holders, and the managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

               (r) cooperate with the Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the Holders participating in the registration at least three business days prior to any sale of Registrable Securities; and

               (r) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

               The Company may require as a condition precedent to the Company's obligations under this Section 2.4 that the Holders participating in the registration furnish the Company such information regarding such Holder and the distribution of their Registrable Securities as the Company may from time to time reasonably request, provided that such information shall be used only in connection with such registration.

               The Holders participating in the registration agree that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (f) of this Section 2.4, each Investor will discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until its receipt of the copies of the supplemented or amended Prospectus contemplated by paragraph (f) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in its possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. Notwithstanding the foregoing, the Company may suspend the use of the Prospectus and shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated by reference, for a period not to exceed the Maximum Delay Period if and so long as the Delay Conditions exist.

               If any such Registration Statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the holder of any securities of the Company, then the Holder, shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to any Holder by name or otherwise is not, in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to such Investor.

          2.5 Registration Expenses.

               (a) "Expenses" shall mean any and all fees and expenses incident to the Company's performance of or compliance with this Article 2, including, without limitation: (i) SEC, stock exchange or National Association of Securities Dealers, Inc. registration, listing and filing fees and all fees with respect to the inclusion of securities in NASDAQ, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing and copying expenses,
          (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration, the reasonable fees and disbursements of one counsel for the participating Holders, (viii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company, (ix) fees and expenses payable to an underwriter, and (x) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities.

               (b) The Company shall pay all Expenses with respect to this
          Article 2.

               (c) Notwithstanding the foregoing, (x) the provisions of this
          Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (y) the Company shall, in the case of all registrations under this Article 2, be responsible for all its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

          2.6 Certain Limitations on Registration Rights. In the case of any registration under Section 2.1, if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to an underwriting agreement and no Person may participate in such registration unless such Person agrees to sell such Person's securities on the basis provided therein and completes and executes all reasonable questionnaires and other documents (including custody agreements and powers of attorney) which must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such Person's securities.

          2.7 Limitations on Sale or Distribution of Other Securities.

               (a) Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to restrict any Holder from (i) selling, transferring or otherwise disposing of any Common Stock or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (A) to any of its Affiliates or (B) in any private transaction exempt from the registration requirements of the Securities Act or (ii) engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its or its Affiliates' business.

               (b) The Company hereby agrees that, if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not sell, transfer, or otherwise dispose of, any Common Stock or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 or any successor or similar form which is then in effect or upon the conversion, exchange or exercise of any then outstanding Common Stock Equivalent (as such term is defined in the Articles)), until a period of 180 days shall have elapsed from the effective date of such previous registration; and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

          2.8 No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of the Investor or any Holders to sell any Registrable Securities pursuant to any effective registration statement.

          2.9 Indemnification.

               (a) In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Article 2, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the Investor, the Holders, their directors, officers, Affiliates, legal counsel, accountants, employees, stockholders, members and partners (and the directors, officers, Affiliates, employees, stockholders, members and partners thereof), each other Person who participates as an underwriter, if any, in the offering or sale of such Registrable Securities, each officer, director, employee, stockholder, member or partner of such underwriter and each other Person, if any, who controls any Investor, Holder or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) under which such Registrable Securities were registered under the Securities Act, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) any violation by the Company of applicable securities laws in the jurisdictions in which the registration was made; or (iv) any breach of this Agreement; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such Registration Statement or amendment thereof or supplement thereto or in any such Prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by such indemnified party with respect to such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such Registrable Securities by such indemnified party.

               (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to the provisions of this Agreement, each seller of such Registrable Securities thereunder shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the fullest extent permitted by law, the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers in such registration and their directors, officers, general and limited partners, underwriters and respective controlling Persons, with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, the Registration Statement under which such Registrable Securities shall have been registered, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such seller, specifically for use therein; provided, however, that the aggregate amount which any seller shall be required to pay pursuant to this Section 2.9 shall in no case be greater than the amount of the net proceeds received by such seller upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such claim for indemnification. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller. The indemnity provisions under this Section 2.9(b) will not be applicable to amounts paid in settlements effected without consent of the indemnifying seller (which consent will not be unreasonably withheld).

               (c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

               (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Claim or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Claim or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions that resulted in such Claim or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.9(d) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Holders and any underwriters, selling agents or other securities professionals in this
          Section 2.9(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

               (e) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article 2. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above and the indemnifying party shall be liable for any reasonable expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

               (f) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

               (g) Notwithstanding any other provision of this Section 2.9, in no event will any Holder be required to undertake liability to any person under this Section 2.9 for any amounts in excess of the dollar amount of the proceeds received by such Holder from the sale of such Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement.

               (h) The indemnification and contribution required by this Section
          2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          2.10 Termination of Registration Rights. All registration rights provided for in Sections 2.1 or 2.2 expire on the earlier of (i) five years following the date hereof or (ii) the date on which all Registrable Securities have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act. For the avoidance of doubt, this Agreement and the Company's obligations hereunder shall continue regardless of whether or not the Second Lien Credit Agreement, as amended, between the parties is then in effect.

     3.   UNDERWRITTEN OFFERINGS.

          3.1 Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering pursuant to a registration requested under
     Section 2.2, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Holders of a majority of the Registrable Securities to be included in such registration, and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally included in the standard underwriting agreement of such underwriters, including, without limitation, indemnities and contribution agreements. Such Holders shall be a party to such underwriting agreement and Holders of a majority of the Registrable Securities to be included in such registration may require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by any of the Holders for inclusion in the Registration Statement. Such underwriting agreement shall also contain such representations and warranties by such Holder as are customary in agreements of that type.

          3.2 Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.1 hereof, if the Company shall have determined to enter into an underwriting agreement in connection therewith, the participating Holders shall be subject to such underwriting agreement. Such Holders may require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. Such underwriting agreement shall also contain such representations and warranties by such Investor as are customary in agreements of that type.

     4.   GENERAL.

          4.1 Capitalization. The Company represents and warrants to the Investor, at and as of the Issue Date (as defined in the Warrant), that the authorized capital stock of the Company consists of 75,000,000 shares of Class A Common Stock, of which 13,401,938 are issued and outstanding and 25,000,000 shares of Class B Common Stock, of which 5,077,746 are issued and outstanding (collectively the "Company Shares"). All of the issued and outstanding Company Shares have been duly authorized and validly issued and all such shares are fully paid and nonassessable. There are no outstanding options, warrants, commitments, or other rights or instruments to purchase or acquire from the Company any Company Shares, or any securities (including any bonds, debentures, notes or other indebtedness) or rights convertible into or exchangeable for Company Shares, except for (i) this Warrant, (ii) the Class A Common Stock Purchase Rights pursuant to the Class A Rights Agreement dated April 22, 1992, as amended and on file with the Securities and Exchange Commission (the "Class A Rights Agreement") and
     (iii) the Class B Common Stock Purchase Rights pursuant to the Amended and Restated Class B Rights Agreement dated April 22, 1992, as amended and on file with the Securities and Exchange Commission (the "Class B Rights Agreement" and collectively with the Class A Rights Agreement, the "Rights Agreements"). As of the date hereof, assuming issuance of all of the Warrant Shares on the Issue Date but excluding any Company Shares issuable pursuant to the Rights Agreements, there are 19,870,628 Company Shares outstanding.

          4.2 Adjustments Affecting Registrable Securities. The Company agrees that it shall not effect or permit to occur any combination or subdivision of its securities which would adversely affect the ability of the Investor or any Holders to include Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration.

          4.3 Rule 144. The Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act), and (ii) it will take such further action (including providing opinions or other statements of its legal counsel) to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (B) any similar rule or regulation hereafter adopted by the SEC.

          4.4 Amendments and Waivers. This Agreement may be amended, modified, supplemented or waived only upon the written agreement of the Company and the Investor.

          4.5 Notices. Except as otherwise provided in this Agreement, all notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

               (i)  if to the Company, to:

                    Tecumseh Products Company
                    100 E. Patterson Street
                    Tecumseh, Michigan 49286
                    Facsimile: (517) 423-8839
                    Attention:  President

                    with a copy (which shall not constitute notice) to:

                    Miller, Canfield, Paddock and Stone, P.L.C.
                    840 Long Lake Road, Suite 200
                    Troy,  Michigan 48098
                    Facsimile: (248) 879-2001
                    Attention: David D. Joswick, Esq

               (ii) if to the Investor, to:

                    Tricap Partners II L.P.
                    BCE Place, Suite 3000
                    181 Bay Street, P.O. Box 762
                    Toronto, Ontario M5J 2T3
                    Facsimile: (416) 365-9642
                    Attention: Cyrus Madon

                    with additional notice to:
                    Tricap Partners LLC
                    3 World Financial Center
                    200 Vesey Street-11th Floor
                    New York, New York 10281
                    Facsimile: (212) 417-7292
                    Attention: Alexander D. Green

                    with a copy (which shall not constitute notice) to:

                    Squire, Sanders & Dempsey L.L.P.
                    Two Renaissance Square

                    40 North Central Avenue
                    Suite 2700
                    Phoenix, Arizona 85004
                    Facsimile: (602) 253-8129
                    Attention: Christopher D. Johnson

     All such notices, requests, consents and other communications shall be deemed to have been given when received.

          4.6 No Inconsistent Agreements. Without the prior written consent of the Investor, the Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is superior to the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

          4.7 Mergers. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if the Holders of Registrable Securities are entitled to receive in exchange therefor (i) cash, or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act.

          4.8 Miscellaneous.

               (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, personal representatives and assigns, whether so expressed or not. If any Person shall acquire Registrable Securities in any manner, whether by assignment from a Holder, operation of law or otherwise, such transferee shall promptly notify the Company, which notice shall include the name and address of said transferee or assignee and identify the securities with respect to which such registration rights are being transferred or assigned, and such Registrable Securities acquired from the Investor shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. The parties to this Agreement intend that all Holders shall be entitled to receive the benefits of this Agreement and that any Holder participating in a registration shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities that are included in a Registration Statement. If the Company shall so request, any such successor or assign shall agree in writing to acquire and hold the Registrable Securities acquired from the Investor subject to all of the terms hereof. If the Investor shall acquire additional Registrable Securities, such Registrable Securities shall be subject to all of the terms, and entitled to all the benefits, of this Agreement. No Persons other than the Investor and its assigns shall be entitled to any benefits under this Agreement, except as otherwise expressly provided herein.

               (b) This Agreement (with the documents referred to herein or delivered pursuant hereto) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

               (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law. Each of the parties hereto hereby agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") brought against it in any such court. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

               (d) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All section references are to this Agreement unless otherwise expressly provided.

               (e) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed with facsimile signatures, which shall be considered and treated as original signatures.

               (f) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

               (g) The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to injunctive relief, including specific performance, to enforce such obligations without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under this Agreement may result in material irreparable injury to the Investor or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Investor or any Holders may obtain such relief as may be required to specifically enforce the Company's obligations hereunder.

               (h) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               (i) The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect and shall survive the transfer and registration of the Registrable Securities.

               (j) This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

                                        TECUMSEH PRODUCT COMPANY


                                        By: /s/ James S. Nicholson
                                            ------------------------------------
                                        Name: James S. Nicholson
                                        Title: Vice President, Treasurer and
                                               Chief Financial Officer


                                        TRICAP PARTNERS II L.P.


                                        By: Tricap Partners II GP L.P.,
                                            its general partner

                                        By: Tricap Partners Ltd., its
                                            general partner


                                        By: /s/ Gary Franko
                                            ------------------------------------
                                        Name: Gary Franko
                                        Title: Vice President

                 Registration Rights Agreement - Signature Page